                    U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 30, 1997
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                               MEDICONSULT.COM, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter

        Delaware                  0-29282                 84-1341886
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

               33 Reid Street, 4th Floor, Hamilton HM 12, Bermuda
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                (441)296-0736
              --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On June 30, 1997, the Company issued 1,000,000 shares of its Common Stock to four persons pursuant to Regulation S. The shares were issued pursuant to the conversion of an aggregate of $500,000 of debentures which were convertible at a price of $.50 per share. No underwriter or placement agent was used.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      MEDICONSULT.COM, INC.

Dated: August 22, 1997                By/s/ Robert Jennings
                                         Robert Jennings, President